EXHIBIT 10.7

Amendment No. 2 to Purchase Agreement

Execution Copy

AMENDMENT NO. 2

to

PURCHASE AGREEMENT,

dated as of April 18, 2003,

by and among

WILLIAMS ENERGY SERVICES, LLC,

WILLIAMS NATURAL GAS LIQUIDS, INC. and

WILLIAMS GP LLC

collectively, as Selling Parties,

and

WEG ACQUISITIONS, L.P.

a Delaware limited partnership,

as Buyer,

for the purchase and sale of

(i) all the membership interests of

WEG GP LLC

a Delaware limited liability company,

(ii) all of the Common Units and Subordinated Units of

WILLIAMS ENERGY PARTNERS L.P.

a Delaware limited partnership

owned by Williams Energy Services, LLC and Williams Natural Gas Liquids, Inc.

and

(iii) all the Class B Common Units of

WILLIAMS ENERGY PARTNERS L.P.

a Delaware limited partnership

dated as of January 6, 2004

AMENDMENT NO. 2

to

PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO PURCHASE AGREEMENT (this “Amendment No. 2”) is made and entered into as of this 6th day of January 2004, by and among WILLIAMS ENERGY SERVICES, LLC, a Delaware limited liability company (“WES”), WILLIAMS NATURAL GAS LIQUIDS, INC., a Delaware corporation (“WNGL”), and WILLIAMS GP LLC, a Delaware limited liability company (the “Old Company,” and collectively with WES and WNGL, the “Selling Parties”), and MAGELLAN MIDSTREAM HOLDINGS, L.P., formerly WEG Acquisitions, L.P., a Delaware limited partnership (“Buyer”).

WITNESSETH:

WHEREAS, the Selling Parties and Buyer entered into the Purchase Agreement, dated as of April 18, 2003 (the “Purchase Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, the Selling Parties sold, and Buyer purchased, at the Closing the Securities (as such terms are defined in the Purchase Agreement); and

WHEREAS, in accordance with Section 9.8 of the Purchase Agreement, the Selling Parties and Buyer have agreed to enter into this Amendment No. 2 to amend the Purchase Agreement to the extent, and only to the extent, specified below;

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and in the Purchase Agreement, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

Section 1.1. Amendment. The Purchase Agreement is hereby amended by deleting Schedule 1.3 attached thereto and replacing it with Schedule 1.3 attached to this Amendment No. 2.

ARTICLE I I

MISCELLANEOUS

Section 2.1. Signatures and Counterparts. Facsimile transmissions of any signed original document and/or retransmission of any signed facsimile transmission shall be the same as delivery of an original. At the request of Buyer or the Selling Parties, the parties will confirm facsimile transmission by signing a duplicate original document. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same document.

Section 2.2. Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the internal and substantive laws of New York and without regard to any conflicts of laws concepts that would apply the substantive law of some other jurisdiction.

Section 2.3. Continuation of Purchase Agreement. To the extent not amended hereby, the Purchase Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date first above written.

SELLING PARTIES:	WILLIAMS ENERGY SERVICES, LLC

	By:	/s/ Travis N. Campbell
	Name:	Travis N. Campbell
	Title:	Treasurer

WILLIAMS NATURAL GAS LIQUIDS, INC.

	By:	/s/ Travis N. Campbell
	Name:	Travis N. Campbell
	Title:	Assistant Treasurer

WILLIAMS GP LLC

	By:	WILLIAMS ENERGY SERVICES, LLC and WILLIAMS NATURAL GAS LIQUIDS, INC., Its Members

	By:	/s/ Travis N. Campbell
	Name:	Travis N. Campbell
	Title:	Treasurer/Assistant Treasurer

BUYER:	MAGELLAN MIDSTREAM HOLDINGS, L.P.

	By:	MAGELLAN MIDSTREAM MANAGEMENT, LLC
Its General Partner

	By:	/s/ Don R. Wellendorf
	Name:	Don R. Wellendorf
	Title:	President and CEO

Schedule 1.3

Purchase Price Allocation

(dollars in table in millions)

SECURITIES:
LLC Interests in New Company:
WES	99.81%
WNGL	0.19%
Selling Parties’ Common Units:
WES	757,193(70.13)%
WNGL	322,501(29.87)%
Selling Parties’ Subordinated Units:
WES	4,589,193(80.80)%
WNGL	1,090,501(19.20)%
Selling Parties’ Class B Common Units:
Old Company	7,830,924(100)%
VALUATIONS OF SECURITIES:
LLC Interests in New Company:
GP Interest	$19.5
IDRs	$29.4
Common Units	$42.1
Subordinated Units	$149.5
Class B Common Units	$290.1

Purchase Price (1)	$530.6

ALLOCATION AMONG SELLING PARTIES:
WES	$199.1
WNGL	$41.4
Old Company	$290.1

Purchase Price (1)	$530.6

ALLOCATION AMONG SECURITIES:
GP Interest / IDRs:
WES New LLC Interests (2)	$48.8
WNGL New LLC Interests	$0.1
Common Units:
WES Common Units	$29.5
WNGL Common Units	$12.6
Subordinated Units:
WES Subordinated Units	$120.8
WNGL Subordinated Units	$28.7
Class B Common Units:
Old Company Class B Common Units	$290.1

Purchase Price (1)	$530.6

(1)	Allocated purchase price of $530.6 million includes (i) First Payment of approximately $509.9 million, (ii) Second Payment of approximately $1.9 million and (iii) the assumption under the Fourth Payment of certain environmental indemnity obligations valued at approximately $18.9 million on the Closing Date, and excludes financing and other transaction fees and expenses. The Third Payment will, to the extent required to be paid, be allocated on a pro rata basis to the Common Units and the Class B Common units at the time of any such payment.
(2)	Includes the assumption under the Fourth Payment of certain environmental indemnity obligations valued at approximately $18.9 million on the Closing Date.